                                                                    EXHIBIT 99.1

                                     FORM OF
                                 REIT AGREEMENT

         REIT AGREEMENT, dated as of July 5, 2000, among AMRESCO CAPITAL TRUST (the "Company") and the entities set forth on the signature pages hereto (collectively, the "Farallon Entities").

                                    RECITALS

         A. AMRESCO, INC. and AMREIT Holdings, Inc. (together, the "Sellers") and the Farallon Entities are party to that certain Stock Purchase and Sale Agreement (the "Purchase Agreement"), dated as of July 5, 2000, pursuant to which the Sellers agreed to sell to the Purchasers, and the Purchasers agreed to purchase from the Sellers, 1,500,111 shares (the "Shares") of common beneficial interest, par value $.01 per share (the "Common Shares"), of the Company.

         B. It is a condition precedent to the Farallon Entities' obligation to purchase the Shares pursuant to the Purchase Agreement that the Company and the Farallon Entities enter into this Agreement.

                                    AGREEMENT

         In consideration of the premises and the mutual covenants and the agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

         Section 1. Voting and Transfer Agreement. Each of the Farallon Entities agrees, severally, and not jointly and severally, for itself only, that such Farallon Entity will (a) vote, or cause to be voted, all of the shares of capital stock of the Company beneficially owned by the Farallon Entities in favor of the transactions contemplated by the Company's Plan of Liquidation (as such Plan of Liquidation is proposed as of the date of this Agreement) and (b) not transfer any such shares of capital stock of the Company to any third party if such transfer would violate paragraph (a) of Article XVI of the Company's Amended and Restated Declaration of Trust.

         Each of the Farallon Entities may sell, assign, transfer or otherwise convey their Shares; provided, however, that until October 30, 2000, in the event that the Farallon Entities sell, assign, transfer or otherwise convey 5% or more of the outstanding Common Shares to one person, group (as such term is defined in Rule 13d-5 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) or entity, such person, group or entity must agree to be bound by the terms and provisions of this Section 1; and provided, further, however, that in the event that the Farallon Entities sell, assign, transfer or otherwise convey less than 5% of the outstanding Common Shares to one person, group or entity, such person, group or entity shall not be required to agree to be bound by the provisions of this Section 1, but rather, until October 30, 2000, each of the Farallon Entities, severally, and not jointly and severally, with respect to itself only, agrees that such Farallon Entity will not enter into any agreement, arrangement or understanding with such person, group or entity with respect to the voting of such Common Shares. Any sale or transfer, or purported sale or transfer, in violation of the provisions of this Section 1 shall be void ab initio.

         Section 2. Standstill Agreement. Until the Termination Date (as defined below), each of the Farallon Entities agrees, severally, and not jointly and severally, for itself only, that such Farallon Entity will not, nor will such Farallon Entity cause any of its agents, employees or controlled affiliates to, directly or indirectly:

                  (A) solicit, negotiate with or provide any information to any party with respect to, or make any proposal (whether written or oral), either alone or in concert with others, to the Board of Trust Managers of the Company or make any public announcement, proposal or offer, in each case, with respect to:

                           (i) any solicitation of proxies or other proposal
                  with respect to any form of business combination, restructuring, recapitalization or similar transaction involving the Company or any purchase of any securities or assets, or rights to acquire any securities or assets, of the Company, or

                           (ii) any proposal to seek representation on the Board
                  of Trust Managers of the Company or otherwise seek to control the management, Board of Trust Managers or policies of the Company;

                  (B) encourage or assist any third party to do any of the foregoing; or

                  (C) permit the Farallon Entities to become a beneficial owner of more than 18.19262% (the "Permitted Percentage") of the outstanding Common Shares;

unless in any case the Farallon Entities have received the prior written invitation or approval of the Board of Trust Managers of the Company; provided, however, that nothing in the Agreement shall prohibit the Farallon Entities from exercising any and all rights and remedies that the Farallon Entities may have as shareholders of the Company or otherwise (including, without limitation taking any or all of the actions listed in clauses (A), (B) and (C) above), in the event of fraud, bad faith, willful misconduct, breach of fiduciary duty or self-dealing on the part of any member of the Board of Trust Managers or the manager of the Company.

         Notwithstanding any provision of this Agreement to the contrary, the Farallon Entities shall be permitted to purchase additional Common Shares so, together with the Shares and the Common Shares owned as of June 22, 2000 or acquired subsequent thereto, the Farallon Entities may beneficially own no more than the Permitted Percentage of the outstanding Common Shares, without the further consent of the Company.

         For purposes of this Section 2, the term "Termination Date" means the earliest to occur of (a) the first anniversary of the date of the Purchase Agreement, (b) the date on which the Company's plan of liquidation is terminated or abandoned by the Board of Trust Managers of the Company, and (c) the date on which the shareholders of the Company vote on the Company's liquidation and dissolution and do not approve such transactions; provided, however, that notwithstanding the foregoing, if the shareholders of the Company do not vote on the Company's liquidation and dissolution on or before October 30, 2000, the "Termination Date" will be October 30, 2000, and for purposes of Sections 1 and 2, the term "beneficially owned" shall have the meaning set forth in Rule 13d-3(a) and (b) promulgated under the Exchange Act.

         Section 3.  REIT "Look-Through" Rules.

         (a) Representations. Each of the Farallon Entities, severally, and not jointly and severally, with respect to itself only, hereby represents and warrants, as of the date of this Agreement that:

                  (i) the acquisition of the Shares by the Farallon Entities will not cause any Person to have Tax Beneficial Ownership or Constructive Ownership of (A) Capital Shares in excess of the Aggregate Share Ownership Limit, or (B) Common Shares in excess of the Common Share Ownership Limit. For purposes of this representation, a Person will not be considered to have Tax Beneficial Ownership or Constructive Ownership of Capital Shares or Common Shares, other than those Capital Shares or Common Shares (x) that such Person has Tax Beneficial Ownership or Constructive Ownership of as a result of the ownership of such Capital Shares or Common Shares by the Farallon Entities after the acquisition of the Shares and (y) currently owned by the Farallon Managed Entities, but only to the extent that such Capital Shares or Common Shares were acquired by such Farallon Managed Entities by, or at the direction of, Farallon Capital Management, L.L.C. ("Farallon Management"); and

                  (ii) taking into account only Capital Shares (A) owned by the Farallon Entities and (B) currently owned by Farallon Managed Entities, but only to the extent that such Capital Shares were acquired by such Farallon Managed Entities by, or at the direction of, Farallon Management, the acquisition of the Shares by the Farallon Entities will not cause any of the rents received by the Company to fail to constitute qualifying "rents from real property" within the meaning of
         Section 856(c)(2) and (3) of the Code.

         (b) Covenants. Each of the Farallon Entities agrees, severally, and not jointly and severally, for itself only, that such Farallon Entity will not acquire any additional Capital Shares (including, without limitation, from another Farallon Entity or Farallon Managed Entity) if such acquisition would either:

                  (i) cause any Person to have Tax Beneficial Ownership or Constructive Ownership of (A) Capital Shares in excess of the Aggregate Share Ownership Limit, or

         (B) Common Shares in excess of the Common Share Ownership Limit. For purposes of this covenant, a Person will not be considered to have Tax Beneficial Ownership or Constructive Ownership of Capital Shares or Common Shares, other than those Capital Shares or Common Shares (x) that such Person has Tax Beneficial Ownership of Constructive Ownership of as a result of the ownership of such Capital Shares or Common Shares by the Farallon Entities after the acquisition of the Shares and (y) currently owned by the Farallon Managed Entities, but only to the extent that such Capital Shares or Common Shares were acquired by such Farallon Managed Entities by, or at the direction of, Farallon Management; or

                  (ii) taking into account only Capital Shares (A) owned by the Farallon Entities and (B) currently owned by the Farallon Managed Entities, but only to the extent that such Capital Shares were acquired by such Farallon Managed Entities by, or at the direction of, Farallon Management, cause any of the rents received by the Company to fail to constitute qualifying "rents from real property" within the meaning of
         Section 856(c)(2) and (3) of the Code.

         (c) Definitions. For purposes of this Section 3 and Section 4, the following terms have the following meanings:

                  "Aggregate Share Ownership Limit" means 4.9% in value of the aggregate value of the outstanding Capital Shares. The value of the outstanding Capital Shares shall be determined by the Board of Trust Managers of the Company in good faith.

                  "Tax Beneficial Ownership" means the ownership of Capital Shares by a Person, whether the interest in the Capital Shares is held directly or indirectly, and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code.

                  "Capital Shares" means the Common Shares and, solely to the extent specifically required by applicable law, any Preferred Shares.

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Common Share Ownership Limit" means 4.9% (in value or in number of Common Shares, whichever is more restrictive) of the aggregate of the outstanding Common Shares. The number and value of the outstanding Common Shares shall be determined by the Board of Trust Managers of the Company in good faith.

                  "Constructive Ownership" means ownership of Capital Shares by a Person, whether the interest in the Capital Shares is held directly or indirectly, and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. Constructive Ownership shall include ownership of any securities convertible into Capital Shares.

                  "Person" means an individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purpose described in Section 642(c) of the Code, association, private foundation within the meaning of
         Section 509(a) of the Code, joint stock company or other entity; provided, however, that a Person does not include the Farallon Entities.

                  "Preferred Shares" means preferred shares of beneficial ownership of the Company.

                  "Farallon Managed Entities" means any entity whose investments are managed by Farallon Capital Management, L.L.C. and its affiliates.

         (d) Indemnification. Each of the Farallon Entities, severally, and not jointly and severally, with respect to itself only, agrees to indemnify the Company against, and hold the Company harmless from, any and all liabilities, losses, damages, diminution in value, claims, costs and expenses (including reasonable attorneys' fees and expenses) (collectively, "Losses") that the Company may suffer arising out of or due to any inaccuracy or breach of any of the representations and warranties of such Farallon Entity contained in Section 3 of this Agreement or the nonfulfillment of any covenant of such Farallon Entity contained in Section 3 of this Agreement; provided, however, that in no event shall the Farallon Entities be liable for any special, consequential or incidental damages. Each Farallon Entities, severally, and not jointly and severally, with respect to itself only, represents that as of the date of this Agreement, such Farallon Entity has a net worth of an amount at least equal to the product of (i) $20,000,000, multiplied by (ii) such Farallon Entity's Pro Rata Share (as defined in the Purchase Agreement), and such Farallon Entity covenants that until the termination of the agreements set forth in this Section 3, it will maintain a net worth at least equal to such amount.

         (e) Termination. The terms and provisions of this Section 3 shall terminate and be of no further force or effect on the date which is one year after the date on which the Farallon Entities no longer beneficially own any Common Shares.

         Section 4. No Violation or Forfeiture Under Article XVI. The Company hereby agrees that so longs as the Farallon Entities have not breached the provisions of Section 3(a) or 3(b) of this Agreement, the Company will not take any action which would (a) cause any of the Farallon Entities to violate the provisions of Article XVI of the Company's Amended and Restated Declaration of Trust or (b) cause any shares of beneficial interest of the Company owned by any of the Farallon Entities to be transferred to a charitable trust (as defined in Article XVI of the Company's Amended and Restated Declaration of Trust); provided, however, that in the event that the Farallon Entities breach any of the provisions of Sections 3(a) or 3(b), this Section 4 will not prevent the application of the provisions of Article XVI to Capital Shares owned by the Farallon Entities or entities managed by the Farallon Entities; provided, further, that if any of the provisions of Article XVI of the Company's Amended and Restated Declaration of Trust are violated, this Section 4 will not prevent the application of the provisions of Article XVI (concerning transfers to a charitable trust) to Capital Shares owned by Persons who also Tax Beneficially or Constructively Own Capital Shares of the Company through the Farallon Entities and such Capital Shares owned by such Persons shall automatically be transferred to such charitable trust pursuant to
Article XVI(b) of the Company's Amended and Restated Declaration of Trust to the extent necessary to cure such violation..

         Section 5. Representations and Warranties of the Farallon Entities. Each of the Farallon Entities, severally, and not jointly and severally, with respect to itself only, represents and warrants to the Company as follows:

                  (a) Power. Such Farallon Entity is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. Such Farallon Entity has the necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.

                  (b) Binding Effect. This Agreement has been duly executed and delivered by such Farallon Entity and is a legal, valid and binding obligation of such Farallon Entity enforceable against it in accordance with its terms.

                  (c) Contravention. Neither the execution, delivery and performance of this Agreement nor the consummation of the transactions contemplated hereby will (with or without notice or lapse of time or both) (i) conflict with or breach any provision of such Farallon Entity's organizational or charter documents, (ii) violate any statute, law, rule, regulation or order by which such Farallon Entity or any of its properties may be bound or affected, or (iii) conflict with or result in a default under any material contract or agreement to which such Farallon Entity is a party or by which it or any of its properties may be bound or affected.

                  (d) Approvals. No consent or approval of any governmental authority or other person or entity is required in connection with (i) the due execution and delivery by such Farallon Entity of this Agreement, or (ii) the performance by such Farallon Entity of its obligations under this Agreement.

         Section 6. Representations and Warranties of the Company. The Company represents and warrants to the Farallon Entities as follows:

                  (a) Power. The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. The Company has the necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.

                  (b) Binding Effect. This Agreement has been duly executed and delivered by the Company and is a legal, valid and binding obligation of the Company enforceable against it in accordance with its terms.

                  (c) Contravention. Neither the execution, delivery and performance of this Agreement nor the consummation of the transactions contemplated hereby will (with or without notice or lapse of time or both) (i) conflict with or breach any provision of the Company's organizational or charter documents, (ii) violate any statute, law, rule, regulation or order by which the Company or any of its properties may be bound or affected, or (iii) conflict with or result in a default under any material contract or agreement to which the Company is a party or by which it or any of its properties may be bound or affected.

                  (d) Approvals. No consent or approval of any governmental authority or other person or entity is required in connection with (i) the due execution and delivery by the Company of this Agreement, or
         (ii) the performance by the Company of its obligations under this Agreement.

         Section 7.  Miscellaneous.

         (a) Notices. All notices, requests, demands and other communications to any party or given under this Agreement (collectively, "Notices") will be in writing and delivered personally, by overnight courier or by registered mail to the parties at the following address or sent by telecopier, with confirmation received, to the telecopy number specified below (or at such other address or telecopy number as will be specified by a party by like notice given at least five calendar days prior thereto):

                  (i) If to the Farallon Entities, at:

                           c/o Farallon Capital Management, L.L.C.
                           One Maritime Plaza
                           Suite 1325
                           San Francisco, California  94111
                           Attention:   Derek Schrier and
                                        Kirsten Lynch
                           Telephone:   (415) 421-2132
                           Facsimile:   (415) 421-2133

                           with a copy to:

                           Richards Spears Kibbe & Orbe
                           One Chase Manhattan Plaza
                           57th Floor
                           New York, New York 10005
                           Attention:  Paul Haskel, Esq.
                           Telephone:  212-530-1800
                           Facsimile:  212-530-1801

                  (ii) If to the Company, at:

                           AMRESCO Capital Trust
                           700 North Pearl Street
                           Suite 1900, LB342
                           Dallas, Texas 75201-7424
                           Attention:  Thomas R. Lewis II
                           Telephone:  214-953-7000
                           Facsimile:  214-969-5478

                           with a copy to:

                           Locke Liddell & Sapp LLP
                           2200 Ross Avenue
                           Suite 2200
                           Dallas, Texas 75201-6776
                           Attention:  Bryan L. Goolsby, Esq.
                           Telephone:  214-740-8000
                           Facsimile:  214-740-8800

All Notices will be deemed delivered when actually received. Each of the parties will hereafter notify the other in accordance with this Section of any change of address or telecopy number to which notice is required to be mailed.

         (b) Counterparts. This Agreement may be executed by facsimile in one or more counterparts, and by different parties hereto in separate counterparts, each of which when executed will be deemed an original, but all of which taken together will constitute one and the same instrument.

         (c) Amendment of Agreement. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

         (d) Successors and Assigns. This Agreement will be binding upon and inures to the benefit of, and is enforceable by, the respective successors and permitted assigns of the parties hereto. This Agreement may not be assigned by any party hereto without the prior written consent of all other parties hereto. Any assignment or attempted assignment in contravention of this Section will be void ab initio and will not relieve the assigning party of any obligation under this Agreement.

         (e) Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement will nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto will negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

         (f) Governing Law. This Agreement will be governed by, and construed in accordance with, the laws of the state of New York applicable to contracts executed in and to be performed entirely within that state.

         (g) Waiver of Jury Trial. EACH PARTY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY LAWSUIT, ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT UNDER THIS AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR TO BE DELIVERED IN CONNECTION WITH THIS AGREEMENT AND AGREES THAT ANY LAWSUIT, ACTION OR PROCEEDING WILL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

         (h) Choice of Forum. Each of the Company and the Farallon Entities irrevocably and unconditionally submits to and accepts the exclusive jurisdiction of the United States District Court for the Southern District of New York located in the Borough of Manhattan or (if such court is not available) the courts of the State of New York located in the County of New York, for any action, suit, or proceeding arising out of or based upon this Agreement or any matter relating to it, and waives any objection that it may have to the laying of venue in any such court or that such court is an inconvenient forum or does not have personal jurisdiction over it.

         (i) Limited Liability. Notwithstanding anything contained in this Agreement to the contrary, the parties agree that all obligations and liabilities of any Farallon Entity under this Agreement are enforceable solely against such Farallon Entity and such Farallon Entity's assets and not against any general or limited partner of such Farallon Entity nor against any assets of any general or limited partner of such Farallon Entity.

         (j) Liability Several. Notwithstanding any other provision of this Agreement to the contrary, the obligations of the Farallon Entity under this Agreement are several (and not joint and several) as follows (x) each Farallon Entity is responsible only for breaches of representations, warranties, covenants and agreements of such Farallon Entity (and not those of any other Farallon Entity) set forth herein and (y) with respect to any obligation of the Farallon Entities hereunder not covered by clause (x) above, such obligation shall be allocated severally among the Farallon Entities (and not jointly) in the proportions set forth on Schedule I to the Purchase Agreement.

         (k) Specific Performance. Each of the Farallon Entities, severally, and not jointly and severally, with respect to itself only, acknowledges and agrees that money damages may not be an adequate remedy for any breach of the provisions of this Agreement by such Farallon Entity. Therefore, in the event of any breach by any such Farallon Entity of any of the provisions of this Agreement, the Company, in addition and supplementary to any and all other rights and remedies existing in its favor, may apply to any court of competent jurisdiction at law or equity, for specific performance or injunctive relief or both or other equitable relief in order to enforce or prevent any violations of the provisions of this Agreement.

         IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

                                       FARALLON CAPITAL PARTNERS, L.P.
                                       FARALLON CAPITAL INSTITUTIONAL
                                           PARTNERS, L.P.
                                       FARALLON CAPITAL INSTITUTIONAL
                                           PARTNERS II, L.P.
                                       FARALLON CAPITAL INSTITUTIONAL
                                           PARTNERS III, L.P.
                                       RR CAPITAL PARTNERS, L.P.

                                       By:      Farallon Partners, L.L.C.,
                                                its General Partner



                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                       AMRESCO CAPITAL TRUST


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title: